TRAVELERS SERIES FUND, INC.

SUPPLEMENT DATED JANUARY 18, 2006

TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

OF THE PORTFOLIOS INDICATED BELOW

The following supersedes any contrary information contained in each of the Prospectuses and Statement of Additional Information for the Funds listed below:

Transfer agent and shareholder servicing agent. Effective January 1, 2006, PFPC, Inc. (the “transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distribution payable by the fund.

All references to a sub-transfer agent for the fund are hereby deleted.

Smith Barney Aggressive Growth Portfolio	February 28, 2005
Smith Barney High Income Portfolio	February 28, 2005
Smith Barney International All Cap Growth Portfolio	February 28, 2005
Smith Barney Large Capitalization Growth Portfolio	February 28, 2005
Smith Barney Large Cap Value Portfolio	February 28, 2005
Smith Barney Mid Cap Core Portfolio	February 28, 2005
Smith Barney Money Market Portfolio	February 28, 2005
SB Adjustable Rate Income Portfolio	February 28, 2005

FD03346

1